UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On July 8, 2007, Marshall & Ilsley Corporation, a Wisconsin corporation (“M&I”), and its wholly-owned subsidiary, FIC Acquisition Corporation, a Wisconsin corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Indiana Corporation, an Indiana corporation (“Seller”).  Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Seller (the “Merger”), pursuant to which Seller will become a wholly owned subsidiary of M&I.

Under the terms of the Merger Agreement, each Seller stockholder will receive $32.00 in cash, without interest, for each share of Seller common stock.  The total transaction value is approximately $529 million.

The boards of directors of M&I, Merger Sub and Seller have each approved the Merger Agreement.  The transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory approvals and the affirmative vote of Seller’s stockholders, and are expected to be completed in the fourth quarter of 2007 or the first quarter of 2008.

A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Concurrently with the execution of the Merger Agreement, M&I entered into a Stockholder Voting Agreement (the “Voting Agreement”) with Robert H. McKinney, Robert H. Warrington, William G. Mays, Gerald L. Bepko, Marni McKinney, William J. Brunner, David L. Maraman and Reagan K. Rick (each, a “Stockholder,” and together, the “Stockholders”) pursuant to which each Stockholder has agreed to vote his or her shares of Seller common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger.  The Stockholders individually own approximately 16.5% of the outstanding Seller common stock.

A copy of the Voting Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

On July 9, 2007, M&I and Seller issued a joint press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
INFORMATION

This document contains or may contain forward-looking statements about M&I, Seller, the combined company and the Merger which are within the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed merger and the financial condition, results of operations, plans, objectives, future performance and business of M&I, Seller and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions.

These forward-looking statements involve certain risks and uncertainties.  There are a number of important factors which could cause M&I’s and Seller’s actual results or the circumstances and timing of the proposed Merger to differ materially from those anticipated by the forward-looking statements.  These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which M&I and Seller do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which M&I and Seller are engaged; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) changes in the securities markets; (12) retention of customers and critical employees; (13) unanticipated changes in laws, regulations, or other industry standards affecting M&I’s and Seller’s businesses; (14) those referenced in Item 1A of M&I’s Annual Report on Form 10-K for the year ended December 31, 2006, under the heading “Risk Factors”; and (15) those referenced in Item 1A of Seller’s Annual Report on Form 10-K for the year ended December 31, 2006, under the heading “Risk Factors”.  Further information on other factors which could affect the financial results of M&I and Seller after the merger are included in M&I’s filings with the Securities and Exchange Commission.  These documents are available free of charge at the Commission’s website at http:\\www.sec.gov or from M&I.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Agreement and Plan of Merger among Marshall & Ilsley Corporation, FIC Acquisition Corporation and First Indiana Corporation dated as of July 8, 2007. (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted.  Such exhibits and annexes are described in the Agreement and Plan of Merger.  Marshall & Ilsley Corporation hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement between Marshall & Ilsley Corporation and certain stockholders of Seller dated as of July 8, 2007.

99.3	Joint Press Release dated July 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2007	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1

Agreement and Plan of Merger among Marshall & Ilsley Corporation, FIC Acquisition Corporation and First Indiana Corporation dated as of July 8, 2007. (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted.  Such exhibits and annexes are described in the Agreement and Plan of Merger.  Marshall & Ilsley Corporation hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement between Marshall & Ilsley Corporation and certain stockholders of Seller dated as of July 8, 2007.

99.3	Joint Press Release dated July 9, 2007.